Exhibit 10.43

REDACTED

Certain identified information, indicated by [*****], has been excluded from the exhibit because it is both (i) not material and (ii) would likely cause competitive harm if publicly disclosed.

AMENDMENT 4
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DEFINITIVE AGREEMENT 1

Investment ID INV-020846 (previously 25808)

AMENDMENT SUMMARY AND SIGNATURE PAGE

AMENDMENT INFORMATION
Agreement to be Amended:	Definitive Agreement 4 between the Bill & Melinda Gates Foundation and CureVac AG, effective May 15, 2014, and bearing Investment ID INV-020846
Agreement Title:	Assessment of RNA Vaccine Technology for Non-live Rotavirus Vaccines in Pre- clinical Models
“Amendment Effective Date”:	Date of last signature below
Amendment Purpose:	Supplement

This Amendment includes	This Amendment Summary and Signature Page and:
and incorporates into the	• Amended Timeline (Attachment C-4 – Appendix 1, Section I,4)
Agreement by this reference:	• Amended Budget and Payment (Attachment D-4 - Appendix 1, Section II, 1)

THIS AMENDMENT amends, and is made part of, the above-referenced Agreement and is effective as of the Amendment Effective Date. Capitalized terms not defined in this Amendment will have the meaning provided in the Agreement. Except as modified by this Amendment, all other terms and conditions of the Agreement remain in full force and effect. By signing below, each Party acknowledges that it has carefully read and fully understood this Amendment, and each agrees to be bound by its terms. Facsimile and electronic signatures will be binding for all purposes.

BILL & MELINDA GATES FOUNDATION	CUREVAC AG

/s/ [*****]	/s/ [*****]
By:[*****]	By: [*****]
Title: /[*****]	Title: [*****]

November 3, 2020	2020.11.10
Date	Date

/s/ [*****]
By: [*****]
Title: [*****]

2020.11.13
Date

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AMENDMENT 4

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WORK ORDER

Investment ID INV-020846 (previously 25808)

ATTACHMENT C-4

AMENDED TIMELINE

The Parties agree to amend Appendix 1 of the Agreement as provided below.

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AMENDMENT 4

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WORK ORDER

Investment ID INV-020846 (previously 25808)

ATTACHMENT D-4

AMENDED BUDGET AND PAYMENT

1.       Overall Cost Estimates

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